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                                                                   Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


        We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-78752, 33-90162, 333-03426 and 333-34117) of
Odwalla, Inc. of our report dated November 16, 2001 relating to the financial statements appearing on page 40 of this Form 10-K.


PricewaterhouseCoopers LLP

San Francisco, California
November 16, 2001